UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §.240.14a-12

CHESAPEAKE ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on May 22, 2015.

CHESAPEAKE ENERGY CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2015
Date: May 22, 2015 Time: 10:00 A.M. Central Time
	Location:	Chesapeake Energy Corporation
6100 NORTH WESTERN AVENUE OKLAHOMA CITY, OK 73118		Building 12
6100 North Western Avenue
Oklahoma City, OK 73118
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) available and visit www.proxyvote.com, or use your tablet or smartphone to scan the QR Code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 16-digit number that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 8, 2015 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or, from a tablet or smartphone, scan the QR Code above. Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting. You will need valid picture identification and an admission ticket to be admitted. To request and print tickets, have the 16-digit that is printed in the box marked by the arrow (located on the following page) available, then access Shareholder Meeting Registration at www.proxyvote.com, and follow the instructions provided. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote FOR the election of all director nominees.

1.	Election of Directors

	1a.	Archie W. Dunham

	1b.	Vincent J. Intrieri

	1c.	Robert D. Lawler

	1d.	John J. Lipinski

	1e.	R. Brad Martin

	1f.	Merrill A. “Pete” Miller, Jr.

	1g.	Frederic M. Poses

	1h.	Kimberly K. Querrey

	1i.	Louis A. Raspino

	1j.	Thomas L. Ryan

Company Proposals – The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.	To approve on an advisory basis our named executive officer compensation.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Shareholder Proposals – The Board of Directors recommends a vote AGAINST Proposals 4-7.

4.	Appointment of environmental director.

5.	Climate change report.

6.	Political spending report.

7.	Creation of board of director risk oversight committee.

8.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.